October 22, 2007

Supplement

SUPPLEMENT DATED OCTOBER 22, 2007 TO THE PROSPECTUS OF
MORGAN STANLEY S&P 500 INDEX FUND
Dated December 29, 2006

The second and third paragraphs of the section of the Prospectus entitled ‘‘The Fund — Fund Management’’ are hereby deleted and replaced with the following:

The Fund is managed within the Systematic Strategies team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Hooman Yaghoobi, an Executive Director of the Investment Adviser, and Teimur Abasov and Thomas H. Moore, each a Vice President of the Investment Adviser.

Mr. Yaghoobi has been associated with the Investment Adviser in an investment management capacity since July 1995 and began managing the Fund in October 2007. Mr. Abasov has been associated with the Investment Adviser in an investment management capacity since March 2005 and began managing the Fund in October 2007. Prior to March 2005, Mr. Abasov worked as a professor at the University of California, Irvine. Mr. Moore has been associated with the Investment Adviser in an investment management capacity since August 1999 and began managing the Fund in April 2006.

Members of the team collaborate to manage the assets of the Fund and are responsible for the day-to-day management of the Fund and the execution of the overall strategy of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SPISPT

October 22, 2007

Supplement

SUPPLEMENT DATED OCTOBER 22, 2007 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY S&P 500 INDEX FUND
December 29, 2006

The section of the Fund’s Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services — G. Fund Management — Other Accounts Managed by the Portfolio Managers’’ is hereby deleted and replaced with the following:

As of August 31, 2006, Thomas H. Moore managed six registered investment companies with a total of approximately $4.0 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

As of September 30, 2007, Hooman Yaghoobi managed three registered investment companies with a total of approximately $1.0 billion in assets; no pooled investment vehicles other than registered investment companies; and one other account (which includes separate accounts managed under certain ‘‘wrap fee programs’’) with a total of approximately $53.1 million in assets.

As of September 30, 2007, Teimur Abasov managed one registered investment company with a total of approximately $512.1 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

The section of the Fund’s Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services — G. Fund Management — Securities Ownership of Portfolio Managers’’ is hereby deleted and replaced with the following:

As of August 31, 2006, Thomas H. Moore did not own any securities in the Fund.

As of September 30, 2007, Hooman Yaghoobi and Teimur Abasov did not own any securities in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.